Provisions	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

Note 23	Provisions

FOR THE YEAR ENDED DECEMBER 31	NOTE	AROs	Other (1)	Total
January 1, 2018		170	158	328
Additions		38	47	85
Usage		(4)	(29)	(33)
Reversals		(5)	(8)	(13)
Acquired through business combinations		—	4	4
December 31, 2018		199	172	371
Current	20	16	50	66
Non-current	25	183	122	305
December 31, 2018		199	172	371
(1) Other includes environmental, legal, regulatory and vacant space provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.